ECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2020
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A-MARK PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter) (Exact name of registrant as specified in its charter)

Delaware	001-36347	11-2464169
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

2121 Rosecrans Avenue Suite 6300 El Segundo, CA (Address of principal executive offices)	90245 (Zip code)

Registrant’s telephone number, including area code: (310) 587-1477

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which is registered
Common Stock, par value $0.01	AMRK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers

A-Mark Precious Metals, Inc. (the “Company”) has appointed Brian Aquilino to the newly-created position of Chief Operating Officer, effective March 9, 2020. As Chief Operating Officer, Mr. Aquilino is now responsible for the alignment of business unit priorities and ensuring operational excellence across the Company and its business units. Mr. Aquilino will report to Gregory Roberts, the Company’s Chief Executive Officer.

Mr. Aquilino, age 48, joined the Company in 2001, and most recently has served as Vice President of Operations since 2010. Mr. Aquilino has over 25 years of operations experience, and received a Bachelor of Arts degree from the University of Denver
Expected terms of a new employment agreement between the Company and Mr. Aquilino will include:

1.	Base salary of $275,000 per year.

2.	Signing bonus equal to $25,000.

3.	Target bonus for fiscal years 2020, 2021, 2022 and 2023 equal to 50% (25% for fiscal year 2020) of base salary, based on achievement of individual and company-wide performance goals.

4.	Term ending June 30, 2023.

5.
Grant of option to purchase 30,000 shares of common stock at 100% of the fair market value per share on the grant date, vesting at the end of the employment term, with a maximum term of ten years. The option will be granted upon signing of the employment agreement.

It is expected that the employment agreement will be signed shortly.

A copy of the Company’s press release relating to the announcement described above, dated March 9, 2020, is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Exhibits

(d) Exhibits:

Exhibit	Description
99.1	Press release announcement of promotions of key employees, dated March 9,2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2020

A-MARK PRECIOUS METALS, INC.

By:    /s/ Carol Meltzer
Name:    Carol Meltzer
Title:    General Counsel and Secretary